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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 5, 2004




                                   LIBBEY INC.
             (Exact name of registrant as specified in its charter)


       Delaware                           1-12084                 34-1559357
(State of incorporation)                (Commission             (IRS Employer
                                        File Number)         identification No.)
     300 Madison Avenue
        Toledo, Ohio                                                  43604
(Address of principal executive offices)                            (Zip Code)


       Registrant's telephone number, including area code: (419) 325-2100




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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         The information in this Item is furnished to, but not filed with, the Securities and Exchange Commission solely under Item 12 of Form 8-K, "Results of Operations and Financial Condition."

         On February 5, 2004, Libbey Inc. issued a press release announcing financial results for the fourth quarter and year ended December 31, 2003. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.






                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned here unto duly authorized.



                                      LIBBEY INC.
                                      Registrant





Date:    February 5, 2004             By: /s/ Scott M. Sellick
     -----------------------             -------------------------------------
                                         Scott M. Sellick
                                         Vice President, Chief Financial Officer
                                         (Principal Accounting Officer)





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                                  EXHIBIT INDEX

Exhibit No.                        Description                          Page No.
-----------                        -----------                          --------

    99.1        Text of press release dated February 5, 2005              E-1